DESCRIPTION OF LEASING ARRANGEMENTS	9 Months Ended
Sep. 30, 2011
DESCRIPTION OF LEASING ARRANGEMENTS [Abstract]
DESCRIPTION OF LEASING ARRANGEMENTS
NOTE 13 - DESCRIPTION OF LEASING ARRANGEMENTS

On September 1, 2006, the Company entered into a lease of 2,985 square feet of office space located at 50 E. River Center Boulevard, Suite 820, Covington, Kentucky. The term of the lease was for five years ending in August, 2011.  The Company has extended the lease an additional five years and six months commencing on September 1, 2011 and expiring February 28, 2017.

Under the terms of the lease, the Company shall pay additional rent to cover operating expenses of the property at a pro rata share deemed to be 0.928%, which will total approximately $41,044 for the initial twelve months.  These expenses are anticipated to increase at a 3% rate annually for the remaining term of the agreement.

The Company has entered into a lease of 2,700 square feet of warehouse space located at 1895 Airport Exchange Blvd, Building A, Erlanger, Kentucky, expiring in December, 2011.

Under the terms of the lease, the Company shall pay additional rent to cover operating expenses of the property of approximately $349 per month.  Rent expense for the periods ended September 30, 2011 and 2010 was $50,060 and $48,670, respectively.

The following is a schedule of future minimum lease payments required under the leases as of September 30, 2011:

Period Ending SEP 30	Amount
2012	$49,257
2013	46,004
2014	47,141
2015	48,307
2016	49,503
Thereafter	21,094
$261,306